                                         Filed under Rule 424(b)(3) Regulation C
                                                     SEC File Number:  333-88969

PROSPECTUS SUPPLEMENT
(To Prospectus Dated February 2, 2000)

                            13,434,102 TOTAL SHARES

                                EMUSIC.COM INC.

                                 COMMON STOCK


          The information in this Prospectus Supplement concerning the Selling Stockholders supplements the statements set forth under the caption "Selling Stockholders" in the Prospectus. Capitalized items used and not defined herein shall have the meanings given to them in the Prospectus.

                             SELLING STOCKHOLDERS

          The information set forth under the caption "Selling Stockholders" in the Prospectus is supplemented as follows. Sheldon Derezin transferred 2,000 shares of EMusic.com Common Stock to each of Ivan Derezin and Clyde & Ruth Van Arsdall. Kent Kiefer transferred 1,773 shares of EMusic.com Common Stock to John Low, Jr. James Sagorac transferred an aggregate of 35,090 shares of EMusic.com Common Stock to certain individuals in the amounts listed below. idealab! Capital Partners I-A, L.P. transferred an aggregate of 136,500 shares of EMusic.com Common Stock to certain individuals in the amounts listed below. idealab! Capital Partners I-B, L.P. transferred an aggregate of 697,500 shares of EMusic.com Common Stock to certain individuals in the amounts listed below. The Company has consented to the use of the Prospectus, as supplemented by this Prospectus Supplement, by the foregoing transferees in connection with the offer and sale of the shares of EMusic.com Common Stock owned by them. The table below lists the transferees, the number of shares of EMusic.com Common Stock which the transferees owned as of February 28, 2000, the number of Shares subject to sale pursuant to this Registration Statement, and the number of the shares of EMusic.com Common Stock which the transferees would own assuming that such number of Shares were offered and assuming the sale of all such Shares.

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Ivan Derezin                                             2,000            2,000                    0                      --
6409 Ridge Manor Avenue
San Diego, CA 92120

Clyde & Ruth Van Arsdall                                 2,000            2,000                    0                      --
6409 Ridge Manor Avenue
San Diego, CA 92120

John Low, Jr.                                            1,773            1,773                    0                      --
c/o KQST FM
P.O. Box 1488
Sedona, AZ 83339

William Courtial                                         7,537            7,537                    0                      --
1557 West Hempstead Drive
Eagle, ID 83616

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Kevin Stilwell                                             355              355                    0                      --
10680 South De Anza #B
Cupertino, CA 95014

Michael A. Heren                                           443              443                    0                      --
99 El Camino Real
Menlo Park, CA 94025

Susan Fox                                                  887              887                    0                      --
99 El Camino Real
Menlo Park, CA 94025

Primecore Funding Group                                    887              887                    0                      --
Profit Sharing Plan
99 El Camino Real
Menlo Park, CA 94025

Mr. and Mrs. Jeffrey Dunn                                  399              399                    0                      --
237 Altez Street N.E.
Albuquerque, NM 87123

Phil Glurlani                                              443              443                    0                      --
99 El Camino Real
Menlo Park, CA 94025

Kathy Bartlett                                             266              266                    0                      --
2694 Sunset Drive
Cottonwood, AZ 86326

Peter Vilkin                                             6,650            6,650                    0                      --
673 Maybell Avenue
Palo Alto, CA 94306

Sal Cricchio                                               621              621                    0                      --
10281 Imperial Avenue
Cupertino, CA 95014

John Low, Jr.                                           12,301           12,301                    0                      --
P.O. Box 1488
Sedona, AZ 86339

Eric Fischer-Colbrie                                     1,330            1,330                    0                      --
510 Springer Road
Los Altos, CA 94024

David J. Low                                               443              443                    0                      --
212 Altez N.E.
Albuquerque, NM 87123

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Gary Meek                                                1,552            1,552                    0                      --
5668 La Seyne Place
San Jose, CA 95138

Connie Paris                                                89               89                    0                      --
99 El Camino Real
Menlo Park, CA 94025

Joy De Manty                                               887              887                    0                      --
428 Avenida Abetos
San Jose, CA 95123

idealab! Capital Management I, LLC                      19,383           19,383                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Moore Global Investments, Ltd.                          66,611           66,611                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Moore Overseas Technology Venture                       30,011           30,011                    0                      --
 Fund, LDC
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Moore Technology Venture Fund, LLC                       2,470            2,470                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Remington Investment Strategies, LP                      2,470            2,470                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

MS II, LLC                                               8,235            8,235                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
William Gross                                            3,660            3,660                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Nathan Todd & Company, Inc.                                366              366                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

WSE Gamma Trust                                          3,294            3,294                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

idealab! Capital Management I, LLC                     145,080          145,080                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Jim & Carrie Anderson's Family LP                        7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Beagle Limited                                           7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Benl Hill Investment                                     7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

California Emerging Ventures LLC                        19,180           19,180                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Firm Caspersen                                          19,180           19,180                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Hodson Trust                                            19,180           19,180                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Elkus Investment Group                                   4,604            4,604                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Philip L. Elkus Trust                                    3,836            3,836                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Chu-Tseu Chiu & Shu-Chen Chiu                            1,918            1,918                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

GBC Venture Capital, Inc.                                7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Ko Yen Liu                                               1,918            1,918                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Ting Y. Liu & Esther Liu                                 1,535            1,535                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Taiwanese American Elders Corp.                          2,302            2,302                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Tone Yee Investments                                     3,069            3,069                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Deaken Management Group, Inc.                              767              767                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Unison Investment                                        1,918            1,918                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Wu Family Investment Partnership No. 1                   3,836            3,836                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Steven Gilbert                                           3,836            3,836                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Birch Park Limited                                       9,974            9,974                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

John H. Glanville                                        2,685            2,685                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Robert E. Glanville                                      2,685            2,685                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Granite Trust                                            7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

HFC-idealab!, LP                                        57,543           57,543                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Jefferies & Co., Inc.                                    7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Gary Lauder                                              7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

MLIBK Positions/Merrill Lynch                           15,345           15,345                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

MSD Portfolio LP                                        14,386           14,386                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

RPKS Investments, LLC                                    2,398            2,398                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
Triple Marlin Investments, LLC                           2,398            2,398                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Parkland Capital Fund II, LP                            15,345           15,345                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Robin Richards                                             384              384                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Michael Robertson                                          384              384                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Benjamin M. Rosen                                       12,276           12,276                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Eric Andrew Rosen Trust                                  1,535            1,535                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Jeffrey Mark Rosen Trust                                 1,535            1,535                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Frederick Rubinstein                                       767              767                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
--------------------------------------         -------------------   ------------------  ---------------------  --------------------
SAM Trust                                               15,345           15,345                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

State of Michigan                                       76,724           76,724                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Clickstream Capital LLC                                  7,673            7,673                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Sumitomo Corporation                                    13,427           13,427                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Eli Broad                                               15,345           15,345                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Sun America, Inc.                                       38,362           38,362                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Times Mirror Master Trust                               38,362           38,362                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

UnionBanCal Equities, Inc.                              26,854           26,854                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

                                               Shares Beneficially     Shares Offered     Shares Beneficially
                                                Owned Prior to the        by this            Owned After          Percentage Owned
       Selling Stockholder/(1)/                       Offering         Prospectus/(2)/     the Offering/(3)/      After the Offering
 --------------------------------------      ---------------------   ------------------  ---------------------  --------------------
South Ferry #2                                          15,345           15,345                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

Wolfson Equities                                        23,018           23,018                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

WS Investment Co. 98B                                    1,535            1,535                    0                      --
c/o Robertson Stephens
590 Madison Ave., 31st Floor
New York, NY 10022
Attn:  Tim Schwarz

     _________________________

     /(1)/ The person named in the table has sole voting and investment power with respect to all shares of EMusic.com Common Stock shown as beneficially owned by such person, subject to community property laws, where applicable.

     /(2)/     Assumes the sale of all shares offered hereby.

     /(3)/ The number of shares set forth in the table represents an estimate of the number of shares of Common Stock to be offered by the Selling Stockholder.